Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Basilio Chen, Chairman of the Board, Chief Executive Officer, President, Secretary and Treasurer of Advanced Water Technology Holdings, Inc. (the “Corporation”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1. the Quarterly Report on Form 10-Q of the Corporation for the quarter ended September 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: November 9, 2011

By:	/s/ Basilio Chen
Basilio Chen
Chief Executive Officer, Secretary and Treasurer
(Principal Accounting Officer)